UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2026

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On March 19, 2026, Super Micro Computer, Inc. (the “Company”) issued a press release providing a statement regarding the U.S. Attorney’s Office for the Southern District of New York unsealing an indictment of three individuals associated with the Company in connection with an alleged conspiracy to commit export-control violations.

The individuals charged are Yih-Shyan "Wally" Liaw, Senior Vice President of Business Development and a member of the Company's Board of Directors; Ruei-Tsang "Steven" Chang, a sales manager in Taiwan; and Ting-Wei "Willy" Sun, a contractor. The Company has placed the two employees on administrative leave and terminated its relationship with the contractor, effective immediately.

As disclosed in a press release dated March 20, 2026, Mr. Liaw has also resigned as a member of the Company’s Board of Directors, effective March 20, 2026. Mr. Liaw’s resignation was not the result of a disagreement with the Company. The Company also announced that it has appointed DeAnna Luna as acting Chief Compliance Officer, effective immediately.

The Company is not named as a defendant in the indictment and has been cooperating fully with the government's investigation and will continue to do so. Copies of the press releases are attached as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated March 19, 2026

99.2	Press release dated March 20, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: March 20, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)